UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2009
TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8520	52-1145429
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Terra Centre 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa	51102-6000 (Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (712) 277-1340
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
     On and effective April 13, 2009, the Board of Directors (the “Board”) of Terra Industries Inc. (the “Company”) adopted Amendment No. 1 to the Company’s Amended and Restated Bylaws (the “Bylaws”) in order to amend Article II, Section 2.01 of the Bylaws. The former Bylaws provided for an annual meeting of stockholders during the period from April 15 to May 15 of each calendar year. As amended, the Bylaws state that an annual meeting of stockholders shall be held on such day of each calendar year as shall be designated by the Board. This amendment is consistent with a recent change in Maryland law which eliminated the necessity for companies to specify in their bylaws either a specific date or a 31-day period during which the annual meeting must be held. The Board amended the Bylaws to provide flexibility in scheduling the annual meeting of stockholders.
     CF Industries Holdings, Inc. (“CF”) has made an offer to acquire all outstanding common shares of the Company in exchange for common stock of CF and has announced its plans to conduct a proxy solicitation at the Company’s annual meeting to place three of its nominees on the Board. Additionally, Agrium Inc. (“Agrium”) has commenced an offer to acquire all of CF’s outstanding common stock at a significant premium to CF’s trading price at the time of Agrium’s announcement, conditioned on the termination of CF’s offer for the Company. The Board believes that the status of Agrium’s offer for CF will be a significant factor to be considered by the Company’s stockholders at the Company’s annual meeting, which has not yet been scheduled. The Board believes that the flexibility provided by the amendment of the Bylaws will help to ensure that the Company’s stockholders will have the benefit of all relevant information at the time the Company’s annual meeting is held.
     The foregoing description of the amendment effected by the adoption of Amendment No. 1 to the Bylaws does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
ITEM 8.01 OTHER EVENTS
The disclosure provided under Item 5.03 above is hereby incorporated by reference into this Item 8.01.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibit
3.1	Amendment No. 1 to the Amended and Restated Bylaws of Terra Industries Inc.
Important information and where to find it
On March 20, 2009, Terra filed with the Securities and Exchange Commission (the “SEC”) a revised preliminary proxy statement in connection with its 2009 Annual Meeting, which is available free of charge at the SEC’s website at www.sec.gov and Terra’s website at www.terraindustries.com. Terra plans to file with the SEC and mail to its stockholders a definitive proxy statement in connection with its 2009 Annual Meeting. Investors and security holders are urged to read the revised preliminary proxy statement, which is available now, and the definitive proxy statement relating to the 2009 Annual Meeting and any other relevant documents filed with the SEC when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents (when available) that Terra files with the SEC at the SEC’s website at www.sec.gov and Terra’s website at www.terraindustries.com. In addition, the definitive proxy statement and other documents filed by Terra with the SEC may be obtained from Terra free of charge by directing a request to Terra Industries Inc., Attn: Investor Relations, Terra Industries Inc., 600 Fourth Street, P.O. Box 6000, Sioux City, IA 51102-6000.
This communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. In response to the exchange offer proposed by CF Holdings Industries, Inc. referred to in this communication, Terra has filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC. Investors and security holders are urged to read the Solicitation/Recommendation Statement on Schedule 14D-9 because it contains important information. Investors and security holders may obtain a free copy of the Solicitation/Recommendation Statement on Schedule 14D-9 and other documents that Terra files with the SEC in connection with the exchange offer at the SEC’s Web site at www.sec.gov and Terra’s Web site at www.terraindustries.com. In addition, the Solicitation/Recommendation Statement on Schedule 14D-9 and other documents filed by Terra with the SEC in connection with the exchange offer may be obtained from Terra free of charge by directing a request to Terra Industries Inc., Attn: Investor Relations, Terra Industries Inc., 600 Fourth Street, P.O. Box 6000, Sioux City, IA 51102-6000.
Certain information concerning participants
Terra, its directors, executive officers and certain employees specified in Annex A to Terra’s revised preliminary proxy statement for the 2009 Annual Meeting, which was filed with the SEC on March 20, 2009, are participants in the solicitation of Terra’s security holders in connection with its 2009 Annual Meeting. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Terra’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on February 27, 2009, and its revised preliminary proxy statement for the 2009 Annual Meeting, which was filed with the SEC on March 20, 2009. To the extent holdings of Terra securities have changed since the amounts printed in the revised preliminary proxy statement for the 2009 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals can also be obtained from the revised preliminary proxy statement relating to the 2009 Annual Meeting, which is available now, and the definitive proxy statement relating to the 2009 Annual Meeting when it is filed by Terra with the SEC. These documents (when available) may be obtained free of charge from the SEC’s Web site at www.sec.gov and Terra’s Web site at www.terraindustries.com.
Forward-looking statements
Certain statements in this communication may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements made in connection with the exchange offer proposed by CF Holdings Industries, Inc. referred to in this communication are not subject to the safe harbor protections provided to forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date they were made and Terra undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements. These include, among others, statements relating to:
▪	changes in financial markets,

▪	general economic conditions within the agricultural industry,

▪	competitive factors and price changes (principally, sales prices of nitrogen and methanol products and natural gas costs),

▪	changes in product mix,

▪	changes in the seasonality of demand patterns,

▪	changes in weather conditions,
▪	changes in environmental and other government regulation, and

▪	changes in agricultural regulations.
Additional information as to these factors can be found in Terra’s 2008 Annual Report/10-K, in the section entitled “Business,” “Legal Proceedings,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Notes to the consolidated financial statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INDUSTRIES INC.

By: Name:	/s/ John W. Huey John W. Huey
Title:	Vice President, General Counsel and Corporate Secretary
Date: April 14, 2009

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amendment No. 1 to the Amended and Restated Bylaws of Terra Industries Inc.